Fidelity® Treasury Digital Fund
Class/Ticker
OnChain/FYOXX
Summary Prospectus
July 25, 2025

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund (including the fund’s SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by sending an e-mail request to Fidelity at FDAMIR@fmr.com. The fund’s prospectus and SAI dated July 25, 2025 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary
Fund/Class:
Fidelity® Treasury Digital Fund/OnChain
Investment Objective
Fidelity® Treasury Digital Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees (fees paid directly from your investment)	None

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fee	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00% A
Total annual operating expenses	0.25%
Fee waiver and/or expense reimbursement	0.05% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.20%

A	Based on estimated amounts for the current fiscal year.
B
Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse OnChain shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 0.20% (the Expense Cap). If at any time during the current fiscal year expenses for OnChain shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through August 31, 2027. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Summary Prospectus	2

This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$20
3 years	$70
5 years	$ 130
10 years	$ 308

Principal Investment Strategies
• Normally investing at least 99.5% of total assets in cash and U.S. Treasury securities.
• Normally investing in securities whose interest is exempt from state and local income taxes.
• Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments.
In addition, the fund normally invests at least 80% of its assets in U.S. Treasury securities.
Treasury securities are high-quality securities issued or guaranteed by the U.S. Treasury. Treasury securities are backed by the full faith and credit of the U.S. Treasury. Treasury securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.
Use of Blockchain
The fund’s transfer agent maintains the official record of share ownership of the OnChain class in book-entry form. Ownership of the OnChain class will also be recorded – or digitized – on a public blockchain. Although the secondary recording of the OnChain class on a blockchain will not represent the official record of ownership, the transfer agent will reconcile the secondary blockchain transactions with the official records of the OnChain class on at least a daily basis during business days under normal conditions. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation and the ownership of the shares at any given time.

3	Summary Prospectus

Fund Summary — continued
A blockchain is an open, distributed ledger that digitally records transactions in a verifiable and immutable (i.e., permanent) way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, hence the name blockchain.
The secondary recording of OnChain class shares on a blockchain will not affect the fund’s investments or its investment strategies. The fund will invest, consistent with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act), at least 99.5% of total assets in cash and U.S. Treasury securities. The fund will not invest in any crypto assets.
For more information regarding the use of blockchain technology for the OnChain class, see “Use of Blockchain” in the Fund Basics section of this prospectus. More detailed information about blockchain technology and the public blockchain network(s) used by the fund’s transfer agent, including the regulatory, operational and technological risks associated with distributed ledger technology, as well as detailed information about the fund and its policies and risks, can be found in the fund’s Statement of Additional Information (SAI).
Principal Investment Risks
• Interest Rate Changes.
Interest rate increases can cause the price of a money market security to decrease.
• Income Risk.
A low or negative interest rate environment can adversely affect the fund’s yield.
• Issuer-Specific Changes.
A decline in the credit quality of an issuer can cause the price of a money market security to decrease.
• U.S. Treasury Obligations.
U.S. Treasury obligations are high-quality securities issued or guaranteed by the U.S. Treasury providing minimal risk of loss of principal if held to maturity. Fluctuations in interest rates may cause the market value of such securities to vary.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
The fund will not impose a fee upon the sale of your shares.

Summary Prospectus	4

Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. Other investment advisers serve as sub-advisers for the fund.
Purchase and Sale of Shares
Shares are offered to certain institutional investors who complete an application with the fund.
To open a new account to purchase OnChain class shares, please contact Fidelity at FDAMIR@fmr.com.
Prior to opening your account, the fund will collect certain information from you in accordance with its anti-money laundering and know-your-customer policies and procedures.
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form. At this time, the transaction fees associated with validating transactions on the Ethereum or any other blockchain network will be borne by the Adviser or its affiliates. In the future, investors may be responsible for these fees, for some or all of their transactions involving fund shares.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
You may purchase or redeem OnChain class shares of the fund at any time, although purchases and redemptions of shares will only be processed during normal business hours on business days.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.
OnChain class shares have a minimum initial investment of $1,000,000. The fund may waive or lower purchase minimums.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

5	Summary Prospectus

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

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